UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 23, 2010

U.S. Aerospace, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0896898	061034587
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10291 Trademark Street, Rancho Cucamonga , California		91730
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(562) 906-8455

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On August 25, 2010, the client-auditor relationship between us and KMJ Corbin & Company LLP ceased. On August 31, 2010, Rose, Snyder & Jacobs, a Corporation of Certified Public Accountants, was engaged as our principal independent registered public accountant to audit our financial statements for the fiscal year ended December 31, 2010. The change in our auditors was approved by the Audit Committee of our Board of Directors.

The audit report of KMJ Corbin on our financial statements, as of and for the fiscal year ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that it contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern due to our operating loss, accumulated deficit, working capital deficit and events of default on our secured debt at that time.

During the fiscal year ended December 31, 2009, and the interim period through August 25, 2010, (1) we had no disagreements with KMJ Corbin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KMJ Corbin, would have caused KMJ Corbin to make reference to the subject matter of the disagreement in connection with its report; and (2) there have been no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

During the fiscal years ended December 31, 2009 and December 31, 2008, and the interim period through August 31, 2010, we did not consult with Rose, Snyder & Jacobs regarding: (1) the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter or reportable event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K, except the inadvertent filing of a Quarterly Report on Form 10-Q for the period ended June 30, 2010 as reported in the Current Report on Form 8-K dated August 16, 2010, and the material weaknesses as described in the Current Report on Form 8-K dated August 6, 2009.

We have authorized KMJ Corbin to respond fully to the inquiries of Rose, Snyder & Jacobs concerning any matter.

We provided KMJ Corbin with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. KMJ Corbin has provided the Company with a letter addressed to the SEC, which is filed as Exhibit 16.1 hereto.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 23, 2010, the Audit Committee of our Board of Directors concluded that our Quarterly Report on Form 10-Q for the period ended June 30, 2010 should not be relied upon, and discussed the disclosed matters with our independent accountant. We intend to file an amended and restated quarterly report for the period ended June 30, 2010 on Form 10-Q by September 10, 2010.

Item 9.01 Financial Statements and Exhibits.

Exh. Description
16.1 Letter dated August 25, 2010 from KMJ Corbin & Co.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Aerospace, Inc.

August 31, 2010	By:	/s/ Michael Cabral

Name: Michael Cabral
Title: President

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Exhibit Index

Exhibit No.	Description

16.1	Letter dated August 25, 2010 from KMJ Corbin & Company